UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                December 21, 2005
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                Date of Report (Date of earliest event reported)

                                  NESTOR, INC.
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              Exact name of registrant as specified in its charter)

                                    Delaware
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                  State or other jurisdiction of incorporation)

            0-12965                                   13-3163744
   --------------------------           --------------------------------------
    (Commission file number)             (IRS employer identification number)


                         42 ORIENTAL STREET; THIRD FLOOR
                         PROVIDENCE, RHODE ISLAND 02908
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                    (Address of principal executive offices)

                                 (401) 274-5658
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

          On December 21, 2005, we entered into a Memorandum of Agreement (the "Amendment") with Vitronic Machine Vision Ltd., ("Vitronic"), amending the Distributorship Agreement by and between ourselves and Vitronic made as of August 17, 2004.

The Amendment provides:

That the twelve month periods for minimum turnovers set forth in Section I.D of the Distributorship Agreement shall each be delayed by six months.

That for the purposes of calculating turnover for the twelve month period ending June 30, 2006, those Products (as defined in the Distributorship Agreement) purchased in June 2005 shall be deemed to have been purchased on July 1, 2005.

That the initial term of the Distributorship Agreement set forth in Section VIII.A shall be extended by six months.





                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NESTOR, INC.
                                       (Registrant)



                                       By: /s/ Harold A. Joannidi
                                          --------------------------------------
                                          Harold A. Joannidi
                                          Treasurer and Chief Financial Officer


Dated:     December 21, 2005